                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Chemed Corporation
    .........................................................................
                (Name of Registrant as Specified in its Charter)

                               Chemed Corporation
    .........................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
          ....................................................................
     2)  Aggregate number of securities to which transaction applies:
         .....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11_/
         .....................................................................
     4)  Proposed maximum aggregate value of transaction:
         .....................................................................
     5)  Total fee paid: ____________________

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         .......................................................................
     2)  Form, Schedule or Registration Statement No.:
         .......................................................................
     3)  Filing Party:
         .......................................................................
     4)  Date Filed:
         .......................................................................

                                  [CHEMED LOGO]
                               CHEMED CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1996

     The Annual Meeting of Stockholders of Chemed Corporation will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 20, 1996 at 11:30 a.m. for the following purposes:

     (1) To elect directors;

     (2) To ratify the selection by the Board of Directors of independent accountants; and

     (3) To transact such other business as may properly be brought before the meeting.

     Stockholders of record at the close of business on March 25, 1996 are entitled to notice of, and to vote at, the meeting.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.




                                                   Naomi C. Dallob
                                                      Secretary

April 8, 1996

                                 [CHEMED LOGO]

                               CHEMED CORPORATION

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Chemed Corporation (hereinafter called the "Company") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 20, 1996 and any adjournments thereof.The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202.The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is April 8, 1996.Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly.The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

     Only stockholders of record as of the close of business on March 25, 1996 will be entitled to vote at the Annual Meeting or any adjournments thereof.On such date, the Company had outstanding 9,996,041 shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.

                              ELECTION OF DIRECTORS

     Sixteen directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified.Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

     Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed.Votes that are withheld will be excluded entirely from the vote and will have no effect.The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held.However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors).The affirmative vote of a plurality of the votes cast will be necessary to elect each of the nominees for director.

                                     NOMINEES

EDWARD L. HUTTON                  Mr. Hutton is Chairman and Chief Executive
Director since 1970               Officer of the Company and has held these
Age: 76                           positions since November 1993. Previously,
                                  from 1970 to November 1993, he served the Company as President and Chief Executive
                                  Officer.Mr. Hutton is also the Chairman of Omnicare, Inc., Cincinnati, Ohio (healthcare products and services), a public corporation in which the Company holds a 2.8 percent ownership interest (hereinafter "Omnicare"),
                                  Chairman of Roto-Rooter, Inc., Cincinnati,
                                  Ohio (plumbing and drain cleaning services and service contracts), a 58 percent-owned subsidiary of the Company (hereinafter
                                  "Roto-Rooter"), and Chairman of National
                                  Sanitary Supply Company, Cincinnati, Ohio
                                  (sanitary and maintenance supplies
                                  distributor), an 84 percent-owned subsidiary of the Company (hereinafter "National"). Mr.
                                  Hutton is a director of National, Omnicare and Roto-Rooter. Mr. Hutton is the father of Thomas C. Hutton, a Vice President and a director of the Company.

KEVIN J. MCNAMARA                 Mr. McNamara is President of the Company and
Director since 1987               has held this position since August
Age: 42                           1994.Previously, he served as Executive Vice
                                  President, Secretary and General Counsel from
                                  November 1993, August 1986 and August 1986, respectively, to August 1994.From May 1992 to
                                  November 1993, he was a Vice Chairman of the Company and from August 1986 to May 1992 he was a Vice President of the Company.He is also Vice Chairman of Roto-Rooter and National.He is a director of National, Omnicare and Roto-Rooter.


JAMES A. CUNNINGHAM               Mr. Cunningham is a Senior Chemical Adviser
Director since 1990               with Schroder Wertheim & Co. Incorporated,
Age: 51                           New York, New York (an investment banking,
                                  asset management and securities firm), and has held this position since March
                                  1992.Previously, he was a Managing Director of Furman Selz Incorporated, New York, New
                                  York (an institutional investment company), and held this position from October 1990 to March 1992.Mr. Cunningham is a director of National and Roto-Rooter.

JAMES H. DEVLIN                   Mr. Devlin is a Vice President of the Company
Director from May 1991            and Group Executive of the Company's Omnia
to May 1992 and since             Group (formerly known as the "Veratex Group")
February 1993                     and has held these positions since December
Age: 49                           1992. Previously, Mr. Devlin was an Executive
                                  Vice President of Omnicare from May 1989 to
                                  December 1992 and held the same position with the Veratex Group since May 1987 when it was owned and operated by Omnicare.

CHARLES H. ERHART, JR.            Mr. Erhart retired as President of W.R. Grace
Director since 1970               and Co. (hereinafter "Grace"), Boca Raton,
Age: 70                           Florida (international specialty chemicals
                                  and healthcare) in August 1990, having held that position since July 1989. Previously, he was Chairman of the Executive Committee of Grace and held that position from November
                                  1986 to July 1989. He is a director of
                                  National, Omnicare and Roto-Rooter.

JOEL F. GEMUNDER                  Mr. Gemunder is President of Omnicare and has
Director since 1977               held this position since May 1981.He is also
Age: 56                           a director of Omnicare.

PATRICK P. GRACE                  Mr. Grace is a consultant and investment
Not previously a director         adviser. Previously, from February 1991 to
Age: 40                           October 1995, he was President of Grace
                                  Logistics Services, Inc., Greenville, South
                                  Carolina (a full service provider of
                                  logistical support), a subsidiary of Grace.
                                  From March 1988 to February 1991, he served as Chief Financial Officer at Kascho GmbH,
                                  Berlin, Germany (manufacturer of chocolate products), a subsidiary of Grace.

WILLIAM R. GRIFFIN                Mr. Griffin is President and Chief Executive
Director since 1981               Officer and a director of Roto-Rooter and has
Age: 52                           held these positions since May 1985. Mr.
                                  Griffin is also an Executive Vice President of the Company and has held this position since May 1991. Mr. Griffin is also a director of Barefoot Inc., and Globe Business
                                  Resources.

THOMAS C. HUTTON                  Mr. Hutton is a Vice President of the Company
Director since 1985               and has held this position since February
Age: 45                           1988. Mr. Hutton is a director of National,
                                  Omnicare and Roto-Rooter.He is a son of
                                  Edward L. Hutton, the Chairman and Chief
                                  Executive Officer and a director of the
                                  Company.

WALTER L. KREBS                   Mr. Krebs is Director-Financial Services of
Director from May 1989            Diversey Corporation, Detroit, Michigan
to April 1991 and                 (specialty chemicals) ("Diversey"), and has
since May 1995                    held this position since April
Age: 63                           1991.Previously, from January 1990 to April
                                  1991, he was a Senior Vice President and the Chief Financial Officer of the Company's then wholly owned subsidiary, DuBois Chemicals,
                                  Inc. ("DuBois").

SANDRA E. LANEY                   Ms. Laney is Senior Vice President and the
Director since 1986               Chief Administrative Officer of the Company
Age: 52                           and has held these positions since November
                                  1993 and May 1991, respectively.Previously, from May 1984 to November 1993, she was a Vice President of the Company.Ms. Laney is a director of National, Omnicare and
                                  Roto-Rooter.

JOHN M. MOUNT                     Mr. Mount is a Principal of Lynch-Mount
Director from May 1986            Associates, Cincinnati, Ohio (management
to April 1991 and since           consulting), and has held this position since
February 1994                     November 1993.From April 1991 to November
Age: 54                           1993, Mr. Mount was Senior Vice President of
                                  Diversey and President of Diversey's DuBois
                                  Industrial division.Previously, from May 1989 to April 1991, Mr. Mount was an Executive
                                  Vice President of the Company and President of DuBois.He held the latter position from September 1986 to April 1991.

TIMOTHY S. O'TOOLE                Mr. O'Toole is an Executive Vice President
Director since August 1991        and the Treasurer of the Company and has held
Age: 40                           these positions since May 1992.He is also the
                                  Chairman and Chief Executive Officer of
                                  Patient Care, Inc., a 100 percent-owned
                                  subsidiary of the Company.From February 1989 to May 1992, he was a Vice President and Treasurer of the Company.He is a director of Vitas Healthcare Corporation, National,
                                  Omnicare and Roto-Rooter.

D. WALTER ROBBINS, JR.            Mr. Robbins retired as Vice Chairman of Grace
Director since 1970               in January 1987 and thereafter became a
Age: 76                           consultant to Grace until July 1995. He is a
                                  director of National, Omnicare and
                                  Roto-Rooter.

PAUL C. VOET                      Mr. Voet is an Executive Vice President of
Director since 1980               the Company and has held this position since
Age: 49                           May 1991.Previously, from May 1988 to
                                  November 1993, he also served the Company as a Vice Chairman.Mr. Voet is President and
                                  Chief Executive Officer and a director of National.

GEORGE J. WALSH III               Mr. Walsh is a partner with the law firm of
Director since November 1995      Gould & Wilkie, New York, New York, and has
Age: 50                           held this position since January 1978.


DIRECTORS EMERITI

     In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors.Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board.In 1985, Dr. Herman B Wells, who served as a director of the Company from 1970 until 1985, was designated as a Director Emeritus; in 1991, Leon Levy, who served as a director of the Company from 1982 to 1991, was designated as a Director Emeritus; and in 1994, Neal Gilliatt, who served as a director of the Company from 1970 to 1994, was designated as a Director Emeritus.Each Director Emeritus is paid an annual fee of $6,200, and for each meeting attended, a Director Emeritus is paid $200.

     It is anticipated that at the annual meeting of the Board of Directors, each of Mr. Levy, Mr. Gilliatt and Dr. Wells will again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

     Throughout most of 1995, each member of the Board of Directors who was not a regular employee of the Company and Messrs. Griffin and Voet who are the President and Chief Executive Officer of Roto-Rooter and National, respectively, were paid an annual fee of $3,200, which was increased to $5,000 a year effective November 1, 1995, and each member of a Committee of the Board (other than its chairman) was paid an additional annual fee of $1,600.For each meeting of the Board of Directors attended, a director was paid $800. A Committee member was paid $800 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member was paid $400 for his attendance at the Committee meeting.Mr. Mount also received $9,000 for attending quarterly management meetings.

     In addition, in May 1995 each member of the Board of Directors (other than those serving on the Incentive Committee of either the Company or an affiliated company) was granted an unrestricted stock award covering 100 shares of the Company's Capital Stock under the Company's 1986 Stock Incentive Plan.Those directors who are members of the Incentive Committee of either the Company or an affiliated company were paid the cash equivalent of the 100 share stock award or $3,225.

     Throughout 1995, the chairman of each Committee of the Board of Directors was paid an annual fee in addition to the attendance fees referred to above.The chairman of the Audit Committee was paid at the rate of $5,350 per annum and the chairman of each of the Incentive Committee and the Compensation Committee was paid at the rate of $2,568 per annum.In addition, each member of the Board of Directors and of a Committee was reimbursed for his reasonable travel expenses incurred in connection with such meetings.

     The Company has a deferred compensation plan for non-employee directors under which certain directors who are non-regular employees of the Company or of a wholly- or partially-owned subsidiary of the Company participate.Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of the Company's Capital Stock and all dividends received on such shares are reinvested in such Capital Stock.Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD

     The Company has the following Committees of the Board of Directors:Audit Committee, Compensation Committee and Incentive Committee.It does not have a nominating committee of the Board of Directors.

     The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems.The Audit Committee consists of Messrs. Erhart, Mount and Robbins.The Audit Committee met on two occasions during 1995.

     The Compensation Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally and (c) adoption and administration of certain employee benefit plans and programs.The Compensation Committee consists of Messrs. Cunningham, Erhart, Mount and Robbins.During 1995, the Compensation Committee met on four occasions.

     The Incentive Committee administers the Company's four Stock Incentive Plans and its 1983 Incentive Stock Option Plan.In addition, the Incentive Committee makes (a) grants of stock options and stock awards to key employees of the Company and (b) recommendations to the Board of Directors concerning additional year-end contributions by the Company under the Savings and Investment Plan.The Incentive Committee consists of Messrs. Cunningham, Erhart and Robbins.The Incentive Committee met on two occasions during 1995.

     During 1995, there were five meetings of the Board of Directors, and each director attended at least 75 percent of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ms. Laney who served on the Compensation Committee for part of 1995 is a Senior Vice President and the Chief Administrative Officer of the Company. Mr. Mount who is on the Compensation Committee was formerly an Executive Vice President of the Company.

                             EXECUTIVE COMPENSATION

JOINT REPORT OF THE COMPENSATION COMMITTEE AND INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

     The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such are served by having compensation directly and materially linked to financial and operating performance criteria which, when successfully achieved, will enhance stockholder value.

     The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

     The executive compensation program is administered through the coordinated efforts of the Compensation Committee and the Incentive Committee of the Board of Directors.The membership of the Incentive Committee is composed of outside directors (i.e. non-employees of the Company) and the Compensation Committee is composed of four outside directors.The Compensation Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company.The recommendations of the Compensation Committee on such matters must be approved by the full Board of Directors.The Incentive Committee administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

     Both the Compensation and Incentive Committees may use their discretion to set executive compensation where, in their collective judgment, external, internal or individual circumstances warrant.

     Following is a discussion of the components of the executive officer compensation program.

     In determining base salary levels for the Company's executive officers, the Compensation Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company.In general, base salaries are set at levels believed by this Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

     The Compensation Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria.Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to these executives to achieve their business unit's and the Company's annual goals.Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment.Other non-financial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

     Individual performance is also taken into account in determining individual bonuses.It is the Company's belief that bonuses as a percentage of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets.Bonuses for senior executives of the Company generally range from 25 percent - 100 percent of base salary.

     The stock option and restricted stock program forms the basis of the Company's incentive plans for executive officers and key managers.The objective of these plans is to align executive and long-term stockholder interests by creating a strong and direct link between executive pay and stockholder return.

     Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions which generally lapse over three- or four-year periods.The Committee considers each grantee's current option and award holdings in making grants.Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

     The Compensation Committee and Incentive Committee have considered, and are continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993.Generally, the Committees structure compensation arrangements to achieve deductibility under the tax regulations, except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

     The base salary of Mr. E. L. Hutton, Chairman and Chief Executive Officer of the Company, during 1995 was $550,000.His bonus in respect of 1995 services was $297,600 which represents an increase of $51,600 over 1994 and 54 percent of his current base salary.In addition, Mr. Hutton received a special bonus of $235,000 in connection with the Company's 1995 capital gains.Restricted stock awards having a value of $266,200 were granted to Mr. Hutton in respect of 1995 services and Mr. Hutton was granted 48,000 stock options.Factors considered in establishing the compensation levels in 1995 for Mr. Hutton were the Company's sales growth of 8.4 percent and the growth of income from continuing operations of 21 percent.The Compensation Committee and the Incentive Committee believe that Mr. Hutton's base salary, the increase in his cash bonus and the restricted stock awards and stock options granted to Mr. Hutton in respect of 1995 services are consistent with his performance as measured by these factors and the other criteria discussed above.

        Compensation Committee              Incentive Committee
        ---------------------               -----------------
        Charles H. Erhart, Jr., Chairman    D. Walter Robbins, Jr., Chairman
        James A. Cunningham                 Charles H. Erhart, Jr.
        John M. Mount                       James A. Cunningham
        D. Walter Robbins, Jr.

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:

                                      SUMMARY COMPENSATION TABLE

- ----------------------------------------------------------------------------------------------------




                      Annual Compensation                              Long Term Compensation
- --------------------  -------------------  ---------------------------------------------------------------------------
                                                                                                             SECURITIES
                                                                                                             UNDERLYING
                                           CHEMED   SECURITIES  ROTO-ROOTER SECURITIES  NATIONAL  SECURITIES  SERVICE
                                         RESTRICTED UNDERLYING  RESTRICTED  UNDERLYING RESTRICTED UNDERLYING  AMERICA
 NAME AND                                  STOCK     CHEMED       STOCK    ROTO-ROOTER   STOCK     NATIONAL    STOCK    ALL OTHER
 PRINCIPAL                        BONUS    AWARDS      STOCK      AWARDS       STOCK     AWARDS     STOCK     OPTIONS  COMPENSATION
 POSITION       YEAR   SALARY($)  ($)(1)  ($)(2)     OPTIONS(#)   ($)(3)    OPTIONS(#)   ($)(4)   OPTIONS(#)   (#)(5)      ($)
- -------------------- --------------------------------------------------------------------------------------------------------------
 E.L. Hutton    1995  $550,000   $532,600  $266,200    48,000     $115,000        -0-    $109,982  40,000        -0-   $ 635,003(6)
 Chairman and   1994   500,000    472,000   220,000    42,000      100,000     10,000      79,625     -0-        -0-     175,584
 CEO            1993   435,000    224,000   191,000    45,000      120,000     31,500      51,450     -0-     10,000     144,057

 K.J. McNamara  1995   246,000    143,250    72,600    30,000       18,000        -0-      17,496   5,000        -0-     183,863(7)
 President      1994   146,000    132,750    60,000    17,000        7,000      1,000      12,625     -0-        -0-      49,767
                1993   135,090     32,500    27,000    16,000        4,500      3,000       7,350     -0-        -0-      40,757

 P.C. Voet      1995   264,500    141,250    10,000     7,000          -0-        -0-     109,982  40,000        -0-     263,211(8)
 Executive Vice 1994   244,000    120,000       -0-     5,000          -0-        -0-      79,625     -0-        -0-      57,278
 President      1993   234,956     70,000       -0-     5,000          -0-        -0-      55,125     -0-        -0-      59,113

 T.S. O'Toole   1995   150,000     63,000    66,550    21,000       10,000        -0-      11,503   2,000        -0-     128,830(9)
 Executive Vice 1994   105,000     52,300    55,000    19,000        6,000      1,000       9,188     -0-      1,500      23,268
 President and  1993    84,186     28,300    27,000    16,000        5,500      3,000       7,350     -0-        -0-      34,864
 Treasurer

 S. E. Laney    1995   148,000    139,000    60,500    21,000       10,000        -0-      11,503   3,000        -0-     167,074(10)
 Senior Vice    1994   105,000    129,500    50,000    17,000        5,000      1,000       9,188     -0-      1,500      27,479
 President and  1993    84,186     23,500    20,000    16,000        3,500      3,000       7,350     -0-        -0-      32,819
 Chief
 Administrative
 Officer

(1) Bonuses paid in 1995 include the following amounts which were paid as special bonuses in connection with the Company's 1995 capital gains:E. L. Hutton - $235,000; K. J. McNamara - $100,000; P. C. Voet - $35,000; T. S.
     O'Toole - $36,000; and S. E. Laney - $100,000.

(2) The number and value of the aggregate restricted shares of Chemed Capital Stock held by the named executives at December 31, 1995, were as follows:
     E. L. Hutton - 12,152 shares, $472,409; K. J. McNamara - 2,368 shares, $92,056; P. C. Voet - -0-; T. S. O'Toole - 2,416 shares, $93,922; and S. E.
     Laney - 2,018 shares, $78,494.Restricted shares vest evenly over a three-year or five-year period.Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(3) All of the shares of Roto-Rooter Common Stock awarded to Messrs. McNamara and O'Toole and Ms. Laney with respect to 1993, 1994 and 1995 were non-restricted.At December 31, 1995, Mr. Hutton held, in the aggregate, 6,707 restricted shares of Roto-Rooter Common Stock having a value of $219,654.Restricted shares vest evenly over a three-year period.Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(4) The number and value of the aggregate restricted shares of National Common Stock held by the named executives at December 31, 1995 were as follows: E.
     L. Hutton - 18,662 shares, $219,279; K. J. McNamara - 2,889 shares, $33,946; P. C. Voet - 18,862 shares, $221,629; T. S. O'Toole - 2,129 shares, $25,016; and S. E. Laney - 2,129 shares, $25,016.Restricted shares vest evenly over a three-year or four-year period.Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(5) Service America Systems, Inc. ("Service America"), formerly known as Convenient Home Services, Inc., is 30 percent owned by the Company and 70 percent owned by Roto-Rooter.

(6) Includes the following amounts: $215,676 allocated to Mr. Hutton's account under the Company's Employee Stock Ownership Plans ("ESOP") with respect to 1995; $378,221 allocated to Mr. Hutton's account under the ESOP with respect to an adjustment for prior periods ($169,008 for 1991, $121,075 for 1992, $29,496 for 1993, $46,719 for 1994, $11,923 for $1995), and vesting over a five-year period beginning September 1995 ("ESOP Adjustment"); a $38,802 premium payment to purchase term life insurance under the Company's Executive Salary Protection Plan ("ESP"); and a $2,304 premium payment for term life insurance.

(7) Includes the following amounts:$83,209 allocated to Mr. McNamara's account under the ESOP with respect to 1995; $69,260 allocated to Mr. McNamara's account under the ESOP with respect to the ESOP Adjustment ($33,041 for 1991, $15,329 for 1992, $5,405 for 1993, $13,300 for 1994, $2,185 for
     1995); a $351 premium payment to purchase term life insurance under the ESP; a $1,607 premium payment for term life insurance; $13,735, which is the value of premium payments made by the Company for the benefit of Mr. McNamara under a split dollar life insurance policy, which provides for the refund of premiums to the Company upon termination of the policy ("Split Dollar Policy"); $8,088 in director fees from Roto-Rooter; and $7,613 in director fees from National.

(8) Includes the following amounts:$78,331 allocated to Mr. Voet's account under the ESOP with respect to 1995; $163,568 allocated to Mr. Voet's account under the ESOP with respect to the ESOP Adjustment ($77,452 for 1991, $51,504 for 1992, $12,715 for 1993, $16,741 for 1994, $5,156 for
     1995); a $1,691 premium payment to purchase term life insurance under the ESP; a $2,264 premium payment for term life insurance; and $17,357, which is the value of premium payments made by the Company for the benefit of Mr. Voet under a Split Dollar Policy.

(9) Includes the following amounts:$44,406 allocated to Mr. O'Toole's account under the ESOP with respect to 1995; $63,810 allocated to Mr. O'Toole's account under the ESOP with respect to the ESOP Adjustment ($32,404 for 1991, $17,036 for 1992, $4,654 for 1993, $7,704 for 1994, $2,012 for 1995);
     a $1,112 premium payment for term life insurance; $6,541, which is the value of premium payments made by the Company for the benefit of Mr. O'Toole under a Split Dollar Policy; $6,998 in director fees from Roto-Rooter; and $5,963 in director fees from National.

(10) Includes the following amounts:$72,055 allocated to Ms. Laney's account under the ESOP with respect to 1995; $66,670 allocated to Ms. Laney's account under the ESOP with respect to the ESOP Adjustment ($31,634 for 1991, $16,163 for 1992, $4,437 for 1993, $12,335 for 1994, $2,101 for
     1995); a $1,377 premium payment for term life insurance; $10,321, which is the value of premium payments made by the Company for the benefit of Ms. Laney under a Split Dollar Policy; $9,188 in director fees from Roto-Rooter; and $7,463 in director fees from National.

STOCK OPTIONS

     The table below shows information concerning Chemed stock options granted in 1995 to the named executives in the Summary Compensation Table.

                             CHEMED STOCK OPTION GRANTS IN 1995
- ----------------------------------------------------------------------------------------
                                                                  POTENTIAL REALIZABLE
                                                                    VALUE AT ASSUMED
                                                                  ANNUAL RATES OF STOCK
                                                                   PRICE APPRECIATION
                    INDIVIDUAL GRANTS                                FOR OPTION TERM
- --------------------------------------------------------------    ----------------------
                  NUMBER OF
                 SECURITIES     % OF
                 UNDERLYING    OPTIONS
                   OPTIONS   GRANTED TO   EXERCISE
                   GRANTED    EMPLOYEES     PRICE    EXPIRATION
      NAME         (1) (#)     IN 1995    ($/SHARE)     DATE       5% ($)      10% ($)
- ----------------------------------------------------------------------------------------
E. L. Hutton     23,000 (1)      7.9%      $33.63     2/1/2005    $485,300   $1,232,800
                 25,000 (2)      8.6        32.19    5/15/2005     506,000    1,282,250
K. J. McNamara   10,000 (1)      3.4        33.63     2/1/2005     211,000      536,000
                 20,000 (2)      6.8        32.19    5/15/2005     404,800    1,025,800
P. C. Voet        3,000 (1)      1.0        33.63     2/1/2005      63,000      160,800
                  4,000 (2)      1.4        32.19    5/15/2005      80,960      205,160
T. S. O'Toole     8,000 (1)      2.7        33.63     2/1/2005     168,800      428,800
                 13,000 (2)      4.5        32.19    5/15/2005     263,120      666,770
S. E. Laney       8,000 (1)      2.7        33.63     2/1/2005     168,800      428,800
                 13,000 (2)      4.5        32.19    5/15/2005     263,120      666,770
- ----------------------------------------------------------------------------------------

(1) These options, which were granted on February 1, 1995, provide for the purchase of option shares equal to the fair market value of Chemed Capital Stock on that date and become exercisable in four equal annual installments beginning on August 1, 1995.

(2) These options, which were granted on May 15, 1995, provide for the purchase of option shares equal to the fair market value of Chemed Capital Stock on that date and become exercisable in four equal annual installments beginning on November 15, 1995.

     The table below shows information concerning Chemed stock options exercised during 1995 and the year-end number and value of unexercised Chemed stock options held by the executive officers named in the Summary Compensation Table.

- --------------------------------------------------------------------------------------------
                  AGGREGATED CHEMED STOCK OPTION EXERCISES
                  IN 1995 AND YEAR-END STOCK OPTION VALUES
- --------------------------------------------------------------------------------------------
               NUMBER OF                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                 SHARES                UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                ACQUIRED     VALUE     OPTIONS AT 12/31/95 (#)        AT 12/31/95 ($)
              ON EXERCISE  REALIZED   ------------------------------------------------------
    NAME          (#)         ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------------------------------------------------------------------
E. L. Hutton    45,000      $354,699      71,750     68,250      $629,550      $473,850
K. J. McNamara  17,500       129,089       7,500     35,000        46,575       238,380
P. C. Voet      19,000       113,521         750      9,000         3,937        61,657
T. S. O'Toole   19,500       148,232       5,250     29,500        32,242       204,712
S. E. Laney      8,050        67,483      34,000     28,250       323,982       195,382

     The table below shows information concerning Roto-Rooter stock options exercised during 1995 and the year-end number and value of unexercised Roto-Rooter stock options held by the executive officers named in the Summary Compensation Table.

- --------------------------------------------------------------------------------------------
                            AGGREGATED ROTO-ROOTER STOCK OPTION EXERCISES
                              IN 1995 AND YEAR-END STOCK OPTION VALUES
- --------------------------------------------------------------------------------------------
               NUMBER OF                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                 SHARES                UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                ACQUIRED     VALUE     OPTIONS AT 12/31/95 (#)        AT 12/31/95 ($)
              ON EXERCISE  REALIZED   ------------------------------------------------------
    NAME          (#)         ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------------------------------------------------------------------
E. L. Hutton    12,750      $189,882      12,500     23,250      $103,075      $174,950
K. J. McNamara   2,500        32,887         250      2,250         1,437        16,247
P. C. Voet         -0-           -0-         -0-        -0-           -0-           -0-
T. S. O'Toole      -0-           -0-       1,750      2,250        13,372        16,247
S. E. Laney      2,000        26,232         250      2,250         1,437        16,247

     The table below shows information concerning National stock options granted in 1995 to the named executives in the Summary Compensation Table.

                      NATIONAL STOCK OPTION GRANTS IN 1995
- ----------------------------------------------------------------------------------------
                                                                  POTENTIAL REALIZABLE
                                                                    VALUE AT ASSUMED
                                                                  ANNUAL RATES OF STOCK
                                                                   PRICE APPRECIATION
                    INDIVIDUAL GRANTS                                FOR OPTION TERM
- --------------------------------------------------------------    ----------------------
                  NUMBER OF
                 SECURITIES     % OF
                 UNDERLYING    OPTIONS
                   OPTIONS   GRANTED TO   EXERCISE
                   GRANTED    EMPLOYEES    PRICE    EXPIRATION
      NAME         (1) (#)   IN 1995 (2) ($/SHARE)     DATE       5% ($)      10% ($)
- ----------------------------------------------------------------------------------------
E. L. Hutton       40,000       19.8%      $12.00    3/01/2006    $340,800     $889,600
K. J. McNamara      5,000        2.4        12.00    3/01/2006      42,600      112,600
P. C. Voet         40,000       19.8        12.00    3/01/2006     340,800      889,600
T. S. O'Toole       2,000        1.0        12.00    3/01/2006      17,040       44,480
S. E. Laney         3,000        1.4        12.00    3/01/2006      25,560       66,720
- ----------------------------------------------------------------------------------------

(1) These options, which were granted on March 1, 1995, provide for the purchase price of option shares equal to the fair market value of National Common Stock on that date and become exercisable in four equal annual installments beginning on December 1, 1995.

(2) Percentage of total options granted to employees is based on the total number of options granted to Chemed and National employees.

     The table below shows information concerning National stock options exercised during 1995 and the year-end number and value of unexercised National stock options held by the executive officers named in the Summary Compensation Table.

                   AGGREGATED NATIONAL STOCK OPTION EXERCISES
                IN 1995 AND YEAR-END NATIONAL STOCK OPTION VALUES
- --------------------------------------------------------------------------------------------
               NUMBER OF                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                 SHARES                UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                ACQUIRED     VALUE     OPTIONS AT 12/31/95 (#)        AT 12/31/95 ($)
              ON EXERCISE  REALIZED   ------------------------------------------------------
    NAME          (#)         ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------------------------------------------------------------------
E. L. Hutton     2,500       $18,750      57,223     30,000      $148,563        $-0-
K. J. McNamara     -0-           -0-       3,750      3,750         6,310         -0-
P. C. Voet      13,223        66,115      57,500     30,000       164,926         -0-
T. S. O'Toole      -0-           -0-         500      1,500           -0-         -0-
S. E. Laney        500         2,968       1,313      2,250         2,174         -0-

     The table below shows information concerning the year-end number and value of unexercised Service America stock options held by the executive officers named in the Summary Compensation Table.

                          1995 YEAR-END SERVICE AMERICA STOCK OPTION VALUES
- ----------------------------------------------------------------------------------------
                          NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                         UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                         OPTIONS AT 12/31/95 (#)                 AT 12/31/95 ($)
- ----------------------------------------------------------------------------------------
  NAME              EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
- ----------------------------------------------------------------------------------------
  E.L. Hutton          17,000              8,000             $-0-              $-0-
  K.J. NcNamara           -0-                -0-              -0-               -0-
  P.C. Voet               -0-                -0-              -0-               -0-
  T.S. O'Toole          2,300              1,200              -0-               -0-
  S.E. Laney            1,300              1,200              -0-               -0-
- ----------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. E. L. Hutton, McNamara, Voet and O'Toole and Ms. Laney.Mr. Hutton's employment agreement provides for his continued employment as Chairman and Chief Executive Officer of the Company through May 3, 1999, subject to earlier termination under certain circumstances at a base salary of $550,000 per annum or such higher amounts as the Board of Directors may determine, as well as participation in incentive compensation plans, stock incentive plans and other benefit plans.In the event of termination without cause, the agreement provides that Mr. Hutton will receive severance payments equal to 150 percent of his then current base salary, plus the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which have vested during the twelve months prior to termination for the balance of the term of the agreement.Messrs. McNamara, Voet and O'Toole and Ms. Laney have employment agreements which provide for their continued employment as senior executives of the Company through May 3, 2000 and are identical in all material respects to that of Mr. Hutton, except their respective agreements provide for a base salary of $246,000, $264,500, $150,000, and $148,000 per annum or such higher amounts as the Board of Directors may determine.In addition, each agreement for Messrs. Hutton, McNamara and Voet and Ms. Laney provides for the officer's nomination as a director of the Company.

  COMPARATIVE STOCK PERFORMANCE

     The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on the Capital Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period December 31, 1990 to December 31, 1995, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1990 and December 31, 1995; by (ii) the share price at December 31, 1990) with the cumulative total return, assuming reinvestment of dividends, of the (1) S & P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.

                               CHEMED CORPORATION

                     CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                    FIVE-YEAR PERIOD ENDING DECEMBER 31, 1995

                                    [GRAPH]

              DECEMBER 31                  1990     1991    1992     1993    1994    1995
- ------------------------------------------------------------------------------------------
  Chemed Corporation                      100.00   167.41  175.16   209.31  243.40  300.33
- ------------------------------------------------------------------------------------------
  S&P 500                                 100.00   130.34  140.25   154.32  156.42  214.99
  Dow Jones Industrial Diversified        100.00   123.82  144.08   176.06  161.48  211.46


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the only persons who are known to be the beneficial owners of more than 5 percent of the Capital Stock of the Company:

                                                                                   PERCENT
                        NAME AND ADDRESS OF           AMOUNT AND NATURE OF        OF CLASS
    TITLE OF CLASS       BENEFICIAL OWNER             BENEFICIAL OWNERSHIP           (2)
- ------------------------------------------------------------------------------------------
  Capital Stock         The Fifth Third Bank    1,364,506 shares;                   13.5%
  Par Value             Fifth Third Center      Trustee of the Company's
  $1 Per Share          Cincinnati, Ohio        Savings and Investment Plan and
                                                Employee Stock Ownership Plans (1)
- -----------------------------------------------------------------------------------------------------

(1) Shared voting power, 1,364,506 shares; and shared dispositive power, 1,364,506 shares.

(2) For purposes of calculating Percent of Class, all shares subject to stock options which were exercisable within 60 days from December 31, 1995, were assumed to have been issued.

     The following table sets forth information as of December 31, 1995, with respect to the Capital Stock of the Company, Roto-Rooter Common Stock and National Common Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

                                                         AMOUNT AND NATURE OF       PERCENT OF
         NAME                  TITLE OF CLASS           BENEFICIAL OWNERSHIP (1)     CLASS (2)
- ----------------------------------------------------------------------------------------------
  E. L. Hutton               Chemed Capital Stock             42,321 Direct
                                                              36,750 Option
                                                               3,967 Trustee
                             Roto-Rooter Common Stock         35,089 Direct
                                                              12,500 Option
                                                               7,372 Trustee
                             National Common Stock            28,729 Direct
                                                              57,223 Option
                                                               3,194 Trustee

  J. A. Cunningham           Chemed Capital Stock              1,000 Direct
                                                                 500 Trustee
                             Roto-Rooter Common Stock          1,000 Direct
                             National Common Stock             1,000 Direct

  J. H. Devlin               Chemed Capital Stock              5,251 Direct
                                                               3,250 Option
                             Roto-Rooter Common Stock                None
                             National Common Stock                   None

  C. H. Erhart, Jr.          Chemed Capital Stock              1,500 Direct
                             Roto-Rooter Common Stock          6,666 Direct
                             National Common Stock             5,000 Direct

  J. F. Gemunder             Chemed Capital Stock              6,351 Direct
                                                               5,000 Option
                             Roto-Rooter Common Stock          1,100 Direct
                                                                 500 Option
                             National Common Stock               400 Direct

  P. P. Grace                Chemed Capital Stock                    None
                             Roto-Rooter Common Stock                None
                             National Common Stock                   None

  W. R. Griffin              Chemed Capital Stock              2,628 Direct
                                                               7,500 Option
                             Roto-Rooter Common Stock         22,536 Direct
                                                              18,250 Option
                             National Common Stock             2,000 Direct

                                                          AMOUNT AND NATURE OF        PERCENT OF
         NAME                  TITLE OF CLASS           BENEFICIAL OWNERSHIP (1)       CLASS (2)
- ------------------------------------------------------------------------------------------------
  T. C. Hutton               Chemed Capital Stock             16,607 Direct
                                                               1,750 Option
                                                               4,467 Trustee (3)
                             Roto-Rooter Common Stock          4,724 Direct
                                                                 250 Option
                                                               7,372 Trustee
                             National Common Stock             3,673 Direct
                                                               2,750 Option
                                                               3,194 Trustee

  W. L. Krebs                Chemed Capital Stock              2,191 Direct
                             Roto-Rooter Common Stock                None
                             National Common Stock               200 Direct


  S. E. Laney                Chemed Capital Stock             23,319 Direct
                                                              31,000 Option
                                                                     Trustee (3)
                             Roto-Rooter Common Stock          2,461 Direct
                                                                 250 Option
                             National Common Stock             3,988 Direct
                                                               1,313 Option

  K. J. McNamara             Chemed Capital Stock             12,611 Direct
                                                               7,500 Option
                                                                     Trustee (3)
                             Roto-Rooter Common Stock          1,405 Direct
                                                                 250 Option
                             National Common Stock             3,072 Direct
                                                               3,750 Option

  J. M. Mount                Chemed Capital Stock              7,520 Direct
                             Roto-Rooter Common Stock          1,000 Direct
                             National Common Stock                   None

  T. S. O'Toole              Chemed Capital Stock             12,458 Direct
                                                               5,250 Option
                             Roto-Rooter Common Stock          1,759 Direct
                                                               1,750 Option
                             National Common Stock             2,898 Direct
                                                                 500 Option

  D. W. Robbins, Jr.         Chemed Capital Stock              2,000 Direct
                             Roto-Rooter Common Stock          1,000 Direct
                             National Common Stock             2,000 Direct

                                                          AMOUNT AND NATURE OF        PERCENT OF
         NAME                  TITLE OF CLASS           BENEFICIAL OWNERSHIP (1)       CLASS (2)
- ------------------------------------------------------------------------------------------------
  P. C. Voet                 Chemed Capital Stock             24,883 Direct
                                                                 750 Option
                                                                     Trustee (3)
                             Roto-Rooter Common Stock          2,024 Direct
                             National Common Stock            35,959 Direct
                                                              57,500 Option

  G. J. Walsh III            Chemed Capital Stock              1,000 Direct
                             Roto-Rooter Common Stock                None
                             National Common Stock                   None

  Directors and              Chemed Capital Stock            170,240 Direct             1.7%
  Executive Officers                                          62,438 Trustee (4)
  as a Group                                                 109,250 Option             1.1%
  (17 persons)               Roto-Rooter Common Stock         80,764 Direct             1.5%
                                                               7,372 Trustee (4)
                                                              33,750 Option
                             National Common Stock            89,219 Direct             1.4%
                                                               3,194 Trustee (4)
                                                             123,036 Option             1.9%


FOOTNOTES TO STOCK OWNERSHIP TABLE

(1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Chemed Capital Stock, Roto-Rooter Common Stock and National Common Stock allocated as at December 31, 1995, to the account of each named person or member of the group under the Company's Savings and Investment Plan and under the Company's ESOP, or with respect to Mr. Gemunder allocated to his account as at December 31, 1995, under the Omnicare Employees Savings and Investment Plan, or with respect to Mr. Griffin, allocated to his account as at December 31, 1995 under the Roto-Rooter Retirement and Savings Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities."Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c).Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only."Option" refers to shares which the named person or group has a right to acquire within 60 days from December 31, 1995.For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from December 31, 1995 were assumed to have been issued.

(2)  Percent of Class under 1.0 percent is not shown.

(3) Messrs. T. Hutton, McNamara and Voet and Ms. Laney are trustees of the Chemed Foundation which holds 57,971 shares of the Company's Capital Stock over which the trustees share both voting and investment power.This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a Group but is not reflected in the respective holdings of the individual trustees.

(4) Shares over which more than one individual holds beneficial ownership have only been counted once in calculating the aggregate number of shares owned by Directors and Executive Officers as a Group.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of the Company's Capital Stock are required to file reports with respect to their ownership and changes in ownership of the Company's Capital Stock with the Securities and Exchange Commission ("SEC").In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that with respect to 1995, no reports on Form 5 were required to be filed with the SEC, the Company believes that during the period January 1, 1995 through December 31, 1995, the Company's officers and directors and greater-than-10 percent stockholders have complied with all Section 16(a) reporting requirements.

                                  TRANSACTIONS

     During 1995, Mr. Cunningham was a Senior Chemical Adviser for Schroder Wertheim & Co. Incorporated which has performed investment banking services for the Company.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1996.This firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1970.Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of Price Waterhouse LLP will be submitted for ratification at the Annual Meeting.The affirmative vote of a majority of the shares represented at the meeting, with abstentions having the effect of negative votes and broker non-votes deemed to be absent shares, will be necessary to ratify the selection of Price Waterhouse LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1996.If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

     It is expected that a representative of Price Waterhouse LLP will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he desires to do so and shall be available to respond to appropriate questions raised at the meeting.

                              STOCKHOLDER PROPOSALS

     Any proposals by stockholders intended to be included in the proxy materials for presentation at the 1997 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 6, 1996.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the management knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

     The expense of soliciting proxies in the accompanying form will be borne by the Company.The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any.The Company will reimburse such persons or institutions for their expenses in so doing.In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received.The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $7,000 plus reasonable expenses.This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.



                                                  Naomi C. Dallob
                                                      Secretary

April 8, 1996

CHEMED CORPORATION
2600 CHEMED CENTER
255 EAST FIFTH STREET                 PLEASE MARK, SIGN, DATE AND RETURN PROXY
CINCINNATI, OHIO  45202               CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 20, 1996.

The undersigned hereby appoints E. L. Hutton, K. J. McNamara and N. C. Dallob as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of stock of Chemed Corporation held of record by the undersigned on March 25, 1996, at the Annual Meeting of Stockholders to be held on May 20, 1996, or at any adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(1) Election of Directors (mark only ONE box):

/ / FOR all nominees   / / FOR nominees listed EXCEPT   / / WITHHOLD ALL AUTHORITY
    listed.                THOSE WHOSE NAMES I HAVE         to vote in the selection
                           STRICKEN.                        of directors

 Edward L. Hutton             Patrick P. Grace                John M. Mount
 Kevin J. McNamara            William R. Griffin              Timothy S. O'Toole
 James A. Cunningham          Thomas C. Hutton                D. Walter Robbins, Jr.
 James H. Devlin              Walter L. Krebs                 Paul C. Voet
 Charles H. Erhart, Jr.       Sandra E. Laney                 George J. Walsh III
 Joel F. Gemunder


(2) Ratifying the selection of independent accountants.

            / /  FOR           / /   AGAINST       / /  ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2).

                           DATED:                                         , 1996
                                  ----------------------------------------
                                           (Be sure to date Proxy)

                           SIGNED:
                                  ----------------------------------------------

                                  ----------------------------------------------
                                   (Please sign exactly as names appear at left)

                                   When signed on behalf of a corporation,
                                   partnership, estate, trust, or other
                                   stockholder, state your title or capacity or otherwise indicate that you are authorized to sign.